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                                                                    EXHIBIT 10.3
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LIMITED GUARANTY AGREEMENT                                    [PNC LOGO OMITTED]



         THIS LIMITED GUARANTY AGREEMENT (this "GUARANTY") is made and entered into as of this 24th day of August, 2004, by H.F. LENFEST, an individual (the "GUARANTOR"), with an address at 300 Barr Harbor Drive, Suite 460, West Conshohocken, PA 19428, in consideration of the extension of credit by PNC BANK, NATIONAL ASSOCIATION (the "BANK"), with an address at 1000 Westlakes Drive, Suite 200, Berwyn, PA 19312, to ENVIRONMENTAL TECTONICS CORPORATION (the "BORROWER"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         1. GUARANTY OF OBLIGATIONS. The Guarantor hereby unconditionally guarantees, as a primary obligor, and becomes surety for, the prompt payment and performance of all loans, advances, debts, liabilities, reimbursement and other obligations, covenants and duties owing by the Borrower to the Bank of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising under the letter of credit facility established under Section 2.1(d) of that certain Credit Agreement between the Borrower and the Bank (as the same has been amended through the date hereof, the "CREDIT AGREEMENT") and the Revolving Credit Letters of Credit (as defined in the Credit Agreement) issued pursuant to said Section 2.1(d), and any amendments, extensions, renewals and increases of or to the foregoing, and all costs and expenses of the Bank incurred in the enforcement, collection and otherwise in connection with the foregoing, including reasonable attorneys' fees and expenses (hereinafter referred to collectively as the "OBLIGATIONS"); provided, however, that the Guarantor's liability hereunder shall not exceed $5,000,000 in principal amount of the Obligations (consisting of the face amount of all then outstanding Revolving Credit Letters of Credit and any reimbursement obligations with respect thereto or otherwise due at such time, as calculated on the date of acceleration or demand by the Bank), plus all interest thereon and all costs and expenses arising from the Obligations (the "GUARANTEED AMOUNT").

If the Borrower defaults under any such Obligations, the Guarantor will pay the Guaranteed Amount to the Bank. Until the Obligations are indefeasibly paid in full, the Guaranteed Amount shall not be reduced in any manner, whatsoever by any amounts which the Bank may realize before or after maturity of the Obligations, by acceleration or otherwise, as a result of payments made by or on behalf of the Borrower or by or on behalf of any other person or entity other than the Guarantor primarily or secondarily liable for the Obligations or any part thereof, or otherwise credited to the Borrower or such person or entity, or as a result of the exercise of the Bank's rights with respect to any collateral


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for the Obligations or any part thereof. Payments made to the Bank by the
Guarantor (other than, directly or indirectly, from collateral or other persons or entities liable for any portion of the Obligations) after maturity of the Obligations, by acceleration or otherwise, shall reduce the Guaranteed Amount.

         2. NATURE OF GUARANTY; WAIVERS. This is a guaranty of payment and not of collection and the Bank shall not be required, as a condition of the Guarantor's liability, to make any demand upon or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and the Bank has terminated this Guaranty. This Guaranty will remain in full force and effect even if there is no principal balance or other amounts outstanding under the Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Bank of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Bank to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, recoupment, deduction or defense based upon any claim the Guarantor may have (directly or indirectly) against the Borrower or the Bank, except payment or performance of the Obligations.

         Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Bank's failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are hereby waived. The Guarantor waives all defenses based on suretyship or impairment of collateral.

         The Bank at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Borrower in such order, manner and amount as the Bank may determine in its sole discretion; (d) settle, compromise or deal with any other person, including the Borrower or the Guarantor, with respect to any Obligations in such manner as the Bank deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein. Notwithstanding the foregoing, by its acknowledgment of this Guaranty, the Bank agrees that, except as otherwise required by the terms of the Credit Agreement or any of the Security Documents (as defined in the Credit Agreement), so long as this Guaranty remains in effect it will not release (except as required by law or as directed by any decree or order of any court or administrative body or in connection with a substitution therefor having reasonably equivalent value) any substantial or material portion of the Collateral (as defined in the Credit Agreement) held by it without the prior written consent of the Guarantor.

         3. REPAYMENTS OR RECOVERY FROM THE BANK. If any demand is made at any time upon the Bank for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Bank repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such


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demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Bank. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Bank's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

         4. FINANCIAL STATEMENTS. Unless compliance is waived in writing by the Bank or until all of the Obligations have been paid in full, the Guarantor will promptly submit to the Bank such information relating to the Guarantor's affairs (including, but not limited to, annual financial statements and tax returns for the Guarantor) or any security for the Guaranty at any time provided by the Guarantor as the Bank may reasonably request.

         5. ENFORCEABILITY OF OBLIGATIONS. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

         6. EVENTS OF DEFAULT. The occurrence of any of the following shall be an "EVENT OF DEFAULT": (i) any Event of Default (as defined in the Credit Agreement); (ii) the Guarantor's failure to perform any of its obligations hereunder; (iii) the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Guarantor; (iv) the termination or attempted termination of this Guaranty; (v) the Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking arrangement, adjustment, winding-up, liquidation, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Guarantor shall make a general assignment for the benefit of its creditors; or (vi) there shall be commenced against the Guarantor any case, proceeding or other action of a nature referred to in clause (v) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days. Upon the occurrence of any Event of Default, (a) the Guarantor shall pay to the Bank the amount of the Obligations; or (b) on demand of the Bank, the Guarantor shall immediately deposit with the Bank, in U.S. dollars, all amounts due or to become due under the Obligations, and the Bank may at any time use such funds to repay the Obligations; or (c) the Bank in its discretion may exercise with respect to any collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; or (d) the Bank in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

         7. RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the Guarantor's money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Guarantor's obligations to the Bank under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Guarantor hereby grants Bank a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Guarantor's right, title and interest in and to, all of the Guarantor's deposits, moneys,


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securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

         8. COLLATERAL. This Guaranty is secured by the property described in any collateral security documents which the Guarantor may in the future grant to the Bank to secure any Obligations of the Guarantor to the Bank.

         9. COSTS. To the extent that the Bank incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurring or payment thereof at the default interest rate provided under the Credit Agreement.

         10. POSTPONEMENT OF SUBROGATION. Until the Obligations and all other obligations of the Borrower to the Bank are indefeasibly paid in full, expire, are terminated and are not subject to any right of revocation or rescission, the Guarantor postpones and subordinates in favor of the Bank or its designee (and any assignee or potential assignee) any and all rights which the Guarantor may have to (a) assert any claim whatsoever against the Borrower based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Obligations with respect to payments made hereunder, and (b) any realization on any property of the Borrower, including participation in any marshalling of the Borrower's assets.

         11. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("NOTICES") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the Bank and the Guarantor may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to addresses for the Bank and the Guarantor as set forth above or to such other address as either may give to the other for such purpose in accordance with this section.

         12. PRESERVATION OF RIGHTS. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity. The Bank may proceed in any order against the Borrower, the Guarantor or any other obligor of, or collateral securing, the Obligations.

         13. ILLEGALITY. If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

         14. CHANGES IN WRITING. No modification, amendment or waiver of, or consent to any departure by the Guarantor from, any provision of this Guaranty will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the


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purpose for which given. No notice to or demand on the Guarantor will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

         15. ENTIRE AGREEMENT. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantor and the Bank with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantor to the Bank.

         16. SUCCESSORS AND ASSIGNS. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Guarantor may not assign this Guaranty in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Guaranty in whole or in part.

         17. INTERPRETATION. In this Guaranty, unless the Bank and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and references to sections or exhibits are to those of this Guaranty. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. If this Guaranty is executed by more than one party as Guarantor, the obligations of such persons or entities will be joint and several.

         18. GOVERNING LAW AND JURISDICTION. This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS GUARANTY WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE GUARANTOR DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Guarantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Guaranty will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

         19. EQUAL CREDIT OPPORTUNITY ACT. If the Guarantor is not an "applicant for credit" under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 ("ECOA"), the Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) the Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of ECOA.


         20.AUTHORIZATION TO OBTAIN CREDIT REPORTS. By signing below, the Guarantor provides written authorization to the Bank or its designee (and any assignee or potential assignee) to obtain the Guarantor's personal credit profile from one or more national credit bureaus. Such authorization shall extend to obtaining a credit profile in considering this Guaranty and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account.

         21. WAIVER OF JURY TRIAL. THE GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN


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CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH
DOCUMENTS. THE GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

         The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS:

______________________________________      ____________________________________
                                               H.F. Lenfest               (SEAL)

Print Name:___________________________

Acknowledged and accepted:

PNC BANK NATIONAL ASSOCIATION


By:___________________________________
Title:________________________________




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